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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 11-K for the year ended December 31, 2002 (the "Form 11-K") of the Mercantile Bank of West Michigan 401(k) Plan (the "Issuer").

         I, Charles E. Christmas, Senior Vice President and Chief Financial Officer of Mercantile Bank of West Michigan, certify that:

         (i) the Form 11-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: June 26, 2003

                                     /s/ Charles E. Christmas
                                     -------------------------------------------
                                     Charles E. Christmas
                                     Senior Vice President and Chief Financial
                                     Officer of Mercantile Bank of West Michigan
                                     (chief financial officer)




         A signed original of this written statement required by Section 906 has been provided to the Mercantile Bank of West Michigan 401(k) Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.